February 2, 2021 US February 3, 2021 Australia Ron Delia CEO Michael Casamento CFO 2021 Half Year Results NYSE: AMCR | ASX: AMC Exhibit 99.2

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: the continued financial and operational impacts of the COVID-19 pandemic on Amcor and its customers, suppliers, employees and the geographic markets in which it and its customers operate; fluctuations in consumer demand patterns; the loss of key customers or a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure to real ize the anticipated benefits of the acquisition of Bemis Company, Inc. (“Bemis”), and the cost synergies related thereto; failure to successfully integrate Bemis’ business and operations in the expected time frame or at all; integration costs related to the acquisition of Bemis; failure by Amcor to expand its business; the potential loss of intellectual property rights; various risks that could affect our business operations and financial results due to our international operations; price fluctuations or shortages in the availability of raw materials, energy and other inputs; disruptions to production, supply and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic downturn; the possibility of labor disputes; fluctuations in our credit ratings; disruptions to the financial or capital markets; and other risks and uncertainties identi fied from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2020 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP financial information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow, net debt and the Supplemental Unaudited Combined Financial Information including adjusted earnings before interest, tax, amortization and depreciation, adjusted earnings before interest and tax, and adjusted earnings per share and any ratios related thereto. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations and any other qualifying costs related to the restructuring plan; • earnings from discontinued operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for Amcor’s acquisition of Bemis; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • payments or settlements related to legal claims; and • impacts from hyperinflation accounting. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor also evaluates performance on a constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior-year period. In order to compute constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. Constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

4.1 4.0 3.4 2.6 2.0 2.0 2.0 2.4 2.6 2.1 3.2 2.8 2.4 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Safety 3 Recordable-case frequency rate (per million hours worked) Acquisition impacts Notes: Recordable cases per million hours worked. All data shown for a 12 month period ended June 30, unless otherwise indicated. 2010 to 2012 includes the demerged Orora business. 2015 to 2018 include acquired businesses from the first day of ownership. The Bemis acquisition is excluded for all periods labelled 2010 through 2019. 2019PF and onwards includes Bemis. The increase in frequency rate between 2016 and 2018 reflects inclusion of the Alusa and Sonoco acquisitions and the increase between 2019 and 2019PF reflects the inclusion of the Bemis acquisition. • Staying safe and healthy – our first priority for 2021 fiscal year • 29% reduction in number of injuries compared with 1H20 • 54% of sites injury free for >12 months • All business groups reporting fewer injuries than 1H20 Committed to our goal of ‘no injuries’

Key messages for today 4 1. Strong first half result ahead of expectations 2. Raised guidance for fiscal 2021 EPS growth to 10-14% 3. Increased dividend and additional share repurchases 4. The Amcor investment case has never been stronger Strong first half, increased guidance and shareholder returns Note: Refer slide 16 for further information regarding revised guidance for fiscal 2021 EPS growth

Global leader in consumer packaging 5 • Founded in Australia in 1860 • NYSE (AMCR) and ASX (AMC) listed • ~$17 bn market cap • FY20 sales of $12.5 bn & Adjusted EBITDA of $1.9 bn • ~230 locations, ~47,000 employees, >40 countries Notes: Market cap data as of January 29, 2021 HPC is Home & Personal Care North America 47% Western Europe 24% Emerging markets 26% ANZ 3% $12.5 bn FY20 sales by geography Global reach, geographically balanced >$3 bn Emerging Markets sales Food 44% Bev erage 24% Healthcare 14% HPC 5% Other consumer 9% Other 4% $12.5 bn FY20 sales by end market Differentiated consumer packaging ~$2 bn Healthcare sales

Adjusted EBITDA CAGR +6% Notes: 10 year CAGR based on 2010 IFRS results as reported by Amcor in AUD converted at an FX rate of 0.876 compared to 2020 US GAAP results. Compound TSR reflects period from 1 July 2010 to 30 June 2020 based on local currency Investment grade credit rating >20 YEARS Adjusted EPS CAGR +8% TSR CAGR +15% Average Dividend Yield (6% DPS CAGR) 4.6% Fiscal 2010 - 2020 Proven track record of financial performance 6

Amcor Shareholder Value Creation Model 7 Substantial cash flow funds multiple drivers of value for shareholders 7 SIGNIFICANT ANNUAL CASH FLOW Capital expenditure (~ $500 m) Acquisitions / share repurchases (~ $300-400 m) EPS growth ~ 5-10% (Organic ~ 3-4%) Total Shareholder Value (EPS growth + yield) 10-15% per year Dividend (~ $750 m) Historical yield ~ 4-5%

The Amcor investment case has never been stronger Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield >4% Strong balance sheet, substantial capacity to invest and many growth opportunities Momentum building - organic growth plus synergies EPS growth + Dividend yield = 10-15% per year 8 Slide as presented in Amcor’s September 2020 Investor Briefing

Multiple drivers of organic growth

1 Markets
Growing consumer markets

2 Proactive Mix Management
End segments, Products, Customers

3 Innovation
Differentiated products

4 Cost Productivity
Scale and capabilities

Leadership positions in growing end markets
healthcare, food and beverage

Balanced global reach with
>$3 bn sales in Emerging Markets


+20%*


+7%*

Growth and margin from higher value market & product segments

Protein, premium coffee, hot fill containers, barrier films, etc.

~$2 bn healthcare sales
across pharmaceutical and medical device segments



Delivering innovative, more sustainable packaging


Rice
Industry first microwaveable recycle ready pouch
MARS


Reusable structure
SC Johnson


Bio-based coffee packaging
meira


Soya
Lightest weight edible oil PET container in Brazil
BUNGE

Sustainability
Amcor's greatest opportunity for growth and differentiation

9

* Amcor 1H21 volume growth

amcor

10 Comprehensive sustainability agenda Independent recognition for our ESG strategy and progress 10 Responsible Packaging: Packaging Design Waste Management Infrastructure Compostable Recycle ready Paper Aluminum100% recycled material Consumer Participation Full range of sustainable packaging options Leadership roles in partnerships across the value chain Bio based materials Waste Management

Outstanding execution Safety, working capital, Bemis synergies, cost performance, innovation Fiscal 2021 first half result summary 11 Strong result ahead of expectations EPS 33.3 cents EBIT $743 million EBIT margin 12.0% +16% +8% +70bps Strong cash flow & increasing shareholder returns Quarterly dividend higher than last year at 11.75 US cps A further $200 million of share repurchases, bringing total announced in fiscal 2021 to $350 million Notes: EPS, EBIT and EBIT margins presented on an adjusted basis. Adjusted non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. EPS and EBIT growth rates expressed in constant currency terms.

Highlights • Adjusted EBIT growth 9% on a constant currency basis • 4% organic growth • 5% ($30 million) synergy benefits • Higher volumes • Low to mid single digit growth in all regions • Volume growth in meat, snack food, cheese and frozen food, pet food and beverage • Strong cost performance • Innovative product launches for new and existing customers in food, personal care, medical and beverage end markets. First half result - Flexibles segment 12 Notes: Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. . 9% Adjusted EBIT growth compared with last year 1H20 1H21 Adjusted EBIT ($m) 602 653 +9% Adjusted EBIT margin 12.4% 13.5% Recycle ready product launch for a leading dairy brand in China First designed to be recycled PVDC free shrink bag for protein

80 ~150 Delivered fiscal 2020 Expected fiscal 2021 Cumulative expected by end fiscal 2021 Cumulative expected by end fiscal 2022 Annual cost synergies delivered and expected ($ million) 13 Bemis cost synergies tracking ahead of expectations $35 million benefit in first half fiscal 2021 ~$70 million expected in fiscal 2021 (previously $50 to $70 million). Well positioned to deliver total of $180 million 13 ~70 ~35 180

First half result - Rigid Packaging segment 14 Notes: Non-GAAP measures exclude items which management considers are not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. PCR refers to Post Consumer Recycled. 86% PCR applies to 118ml containers. 10% Adjusted EBIT growth compared with last year Highlights • Adjusted organic EBIT growth of 10% on a constant currency basis • Higher volumes and positive mix • North America volumes up • Beverage volumes up 9% - hot fill up 19% • Specialty Container volumes higher • Latin America volumes marginally lower • New innovations to support customer product launches, increase use of post consumer recycled material and lighter weight containers Increased use of recycled material conversion to 86% PCR container New product launch in PET format for a leading US brand 1H20 1H21 Adjusted EBIT ($m) 127 134 +10% Adjusted EBIT margin 9.5% 9.9%

First half results – strong cash flow & shareholder returns

Strong cash flow, substantial capacity to invest and increasing shareholder returns

Adjusted free cash flow in line with expectations and on track to deliver >$1 bn in fiscal 2021

Year to date cash flow ($ million)	1H20	1H21
Adjusted EBITDA	911	948
Interest and tax payments	(181)	(233)
Capital expenditure	(207)	(218)
Movement in working capital	(195)	(209)
Other	(18)	(12)
Adjusted free cash flow(1)(2)	310	276

Average w orking capital to sales (%)



10.7%
9.5%
8.2%
Jun 19
Jun-20
Dec-20

Strong investment grade balance sheet and leverage in line with expectations

Balance sheet	December 2020
EBITDA interest cover (x)	12.5
Leverage: Net debt / LTM EBITDA (x)	2.9

Increasing cash returns to shareholders

Dividend higher than last year

$350m share repurchases announced in FY21

(1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section.
(2) Adjusted free cash flow excludes material transaction related costs because these cash flows are not considered to be directly related to the underlying business.
(3) Leverage calculated as net debt divided by adjusted trailing twelve month EBITDA.

15

amcor

16 Note: Reconciliations of the FY21 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2021 have not been completed. Raised EPS guidance for 2021 fiscal year Amcor’s guidance contemplates a range of factors, including the COVID-19 pandemic which creates a higher degree of uncertainty and additional complexity when estimating future financial results. Amcor's business has demonstrated resilience given that it plays an important role in the supply of essential consumer goods. While this is expected to continue, the level of earnings and free cash flow generated across the business could be impacted by COVID-19 related factors such as the extent and nature of any future operational disruptions across the supply chain, government imposed restrictions on consumer mobility and the pace of macroeconomic recovery in key global economies. The ultimate magnitude and duration of the pandemic’s future impact on the business remains uncertain at this time. Adjusted constant currency EPS growth of approximately 10 to 14% (previously 7 to 12%) compared to 64.2 cents in fiscal 2020 Assuming current exchange rates prevail for the remainder of the year, it is estimated that currency would have no material impact on reported EPS. Adjusted free cash flow of approximately $1.0 to $1.1 billion For fiscal 2021 the Company expects:

Summary 17 1. Strong first half result ahead of expectations 2. Raised guidance for fiscal 2021 EPS growth to 10-14% 3. Increased dividend and additional share repurchases 4. The Amcor investment case has never been stronger Strong first half, increased guidance and shareholder returns Note: Refer slide 16 for further information regarding revised guidance for fiscal 2021 EPS growth

Appendix slides 2021 First half results – supplementary schedules and reconciliations

FX translation impact 19 EUR, 20-30% Other currencies(3), 20-30% USD(2), 45-55% EUR:USD Euro strengthened vs USD, Average USD to EUR rate 1H21 0.8473 vs 1H20 0.9013 USD million impact on 1H21 adjusted net income 6% 7 Other currencies(3):USD Other currencies weighted average vs USD weakened for 1H21 vs 1H20 average rates USD million impact on 1H21 adjusted net income (12%) (14) (1) Approximate range based on estimated combined adjusted net income by currency. (2) Includes all businesses effectively managed as USD functional currency businesses. (3) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT (9) Adjusted net income (7) Combined net income currency exposures(1) 1H21 currency impact

Historical Growth 20 Sales $m CC Growth2 Volume Price/ Mix 1H20 6,184 -2% -1% -1% 2H20 6,284 1% 1% 0% FY20 12,468 0% 0% 0% 1H21 6,200 3% 3% 0% EBIT $m CC Growth2 Synergies % Organic % 1H20 699 4% 4% 0% 2H20 798 9% 7% 2% FY20 1,497 7% 6% 1% 1H21 743 8% 5% 3% EPS cps CC Growth2 1H20 29.2 11% 2H20 35.0 15% FY20 64.2 13% 1H21 33.3 16%A M C O R G R O U P SALES Adjusted EBIT Adjusted EPS Sales $m CC Growth2 Volume Price/ Mix 1H20 4,846 -1% -1% -1% 2H20 4,909 1% 1% 0% FY20 9,755 0% 0% 0% 1H21 4,850 1% 2% -1% EBIT $m CC Growth2 Synergies % Organic % 1H20 602 5% 3% 2% 2H20 694 8% 6% 3% FY20 1,296 7% 5% 2% 1H21 653 9% 5% 4% F L E X IB L E S Sales $m CC Growth2 Volume Price/ Mix 1H20 1,340 -2% -0% -1% 2H20 1,377 0% 1% -1% FY20 2,716 -1% 0% -1% 1H21 1,352 10% 6% 4% EBIT $m CC Growth2 Synergies % Organic % 1H20 127 -14% - -14% 2H20 156 1% - 1% FY20 284 -6% - -6% 1H21 134 10% - 10% R IG ID S (1) Non-GAAP measures exclude items which management considers as not representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section (2) CC Growth reflects: Sales- constant currency growth excluding the pass through of raw material costs.

Reconciliations of non-GAAP financial measures 21

Reconciliations of non-GAAP financial measures 22

Reconciliations of non-GAAP financial measures 23 Reconciliation of adjusted EBIT by reporting segment ($ million) Flexibles Rigid Packaging Other (1) Total Net income attributable to Amcor 612 Net income attributable to non-controll ing interests 4 (Income) / loss from discontinued operations 8 Tax expense 187 Interest expense, net 185 EBIT 971 210 (185) 996 Material restructuring and related costs 63 38 5 106 Impairment in equity method investments - - 26 26 Material transaction and other costs (2) 77 3 66 146 Material impact of hyperinflation - 28 - 28 Pension settlement - - 5 5 Amortisation of acquired intangibles (3) 185 5 - 190 Adjusted EBIT 1,296 284 (83) 1,497 Adjusted EBIT / sales % 13.3% 10.4% 12.0% (1) Other includes equity in income (loss) of affiliated companies, net of tax and general corporate expenses. (2) Includes costs associated with the Bemis acquisition. The twelve months ended June 30, 2020 includes $58 million of acquisition related inventory fair value step-up costs. (3) The twelve months ended June 30, 2020 includes $26 million of sales backlog amortization related to the Bemis acquisition. Twelv e months ended June 30, 2020

Reconciliations of non-GAAP financial measures 24